Exhibit 10.43

                            PLACEMENT AGENT AGREEMENT

                                            April 10, 2006

Paulson Investment Company, Inc.
811 SW Naito Parkway
Portland, Oregon 97204

Dear Sirs:

        The undersigned, NuVim, Inc., a Delaware corporation (the "Company"), hereby agrees with Paulson Investment Company, Inc. ("Paulson" or "Placement Agent") as follows:

                1. Best Efforts Offering. The Company hereby engages Paulson to act as its exclusive agent during the term of the offering as outlined herein to sell up to a maximum of $500,000, subject to an over allocation, (the "Maximum") of Common Stock (the "Shares"), on a "best efforts" basis, on the terms substantially as set forth in the Term Sheet attached hereto as Exhibit A (the
"Offering"). The Units shall be offered without registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act") pursuant to the exemption from registration created by Regulation D thereof.

                2. Information Package. Subscribers shall be referred to the Company's Registration Statement on Form SB-2 as effective June 21, 2006, Annual Reports on Form 10-KSB for the Fiscal Year ended 12/31/05; Quarterly Reports on Form 10-QSB for the quarters ended 6/30/05 and 9/30/05 and Current Reports on Form 8-K filed 8/17/05, 11/9/05, and 12/27/05 and the amendments filed thereto (the "SEC Documents") filed with the U.S. Securities and Exchange Commission (the "SEC"). The Company will provide access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters, that the subscribers or their representatives, if any, desire, provided that the Company can acquire such information without unreasonable effort or expense. The subscribers may also obtain any additional information necessary to verify the accuracy of the information in the SEC Documents. The Company will be available to answer any question to have posed to it. The Company agrees that it shall modify or supplement the SEC Documents during the course of the Offering to insure that the SEC Documents do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                3. Compensation. Paulson will be paid at the closing of the Offering a cash commission of 7% and a non-accountable expense allowance of 3% of the aggregate amount of the Shares sold

                4. Expenses. Whether or not the Offering is successfully completed, it shall be the Company's obligation to bear all of its expenses in connection with the proposed Offering.

                5. Further Representations and Agreements of the Company. The Company further represents and agrees that (i) it is authorized to enter into this Agreement and to carry out the Offering contemplated hereunder and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, (ii) the number of shares, options, warrants and other securities convertible into shares of common stock of the Company (collectively "Common Stock Equivalents") outstanding shall be set forth in the SEC Documents and the Company shall not issue any additional Common Stock Equivalents during the term of the Offering, (iii) the Company will, during the course of the Offering, provide Paulson with all information and copies of documentation with respect to the Company's business, financial condition and other matters as Paulson may reasonably deem relevant,

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including copies of all documents sent to stockholders or filed with any federal authorities, and will make reasonably available to Paulson, its auditors, counsel, and officers and directors to discuss with Paulson any aspect of the Company or its business which Paulson may reasonably deem relevant, (iv) the Company agrees that for a period of 90 days after the close of the Offering, it shall not issue or sell any Common Stock of the Company, unless the issuance or sale is related to a strategic transaction or an employee, consultant, supplier, lender or lessor option grant or issuance and (v) the Company will deliver at the closing of sales conducted hereunder (a) a certificate of each of the Company's Chief executive Officer and Chief Financial Officer to the effect that the SEC Documents meet the requirements hereof and has been modified or supplemented as required by Paragraph 2 hereof and does not contain any untrue statement of material fact or fail to state any material fact required to be stated therein or necessary to make the statements therein not misleading and all necessary corporate approvals have been obtained to enable the Company to deliver the Shares in accordance with the terms of the Offering and (b) an opinion of counsel for the Company, which shall be satisfactory to Paulson and that is standard and customary for such a transaction.

                6. Indemnification.  See Exhibit B attached hereto.

                7. Termination. The Company shall have the right to terminate this Agreement in the event that the Maximum is not subscribed for within sixty
(60) days of the date hereof. The Company and Paulson may terminate or extend the Agreement at any time by mutual written consent.

                8. Competing Claims. The Company acknowledges and agrees that no entity has any claims or is entitled to any payments for services in the nature of a finder's fee or any other arrangements, agreements, payments or understandings pursuant to this Offering.

                9. Press Release. Within three business days of the date hereof, the Company will issue a press release which will describe the terms of the Offering and which shall comply with the requirements of Rule 135c promulgated under the Securities Act of 1933, as amended.

                10. Miscellaneous.

        (a) Governing Law. This Agreement and the transactions contemplated hereby shall be governed in all respects by the laws of the State of Oregon, without giving effect to its conflict of laws principles.

        (b) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        (c) Notices. Whenever notice is required to be given pursuant to this Agreement, such notice shall be in writing and shall either be (i) mailed by certified first class mail, postage prepaid, addressed (a) if to Paulson, at the address set forth at the head of this Agreement, Attention: Chester Paulson; and
(b) if to the Company, at NuVim, Inc., 12 Route 17 North, Ste. 210, Paramus, NJ 07652, Attention: Rick Kundrat, Chief Executive Officer; or (ii) delivered personally or by express courier. The notice shall be deemed given, if sent by mail, on the third day after deposit in a United States post office receptacle, or if delivered personally or by express courier, then upon receipt.

        (d) Dispute. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the transactions contemplated by this Agreement, the prevailing party, or parties, shall be paid its reasonable attorney's fees and expenses arising from such action, suit or proceeding by the other party.

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        If the foregoing correctly sets forth the understanding  between Paulson and the Company, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

                                            Very truly yours,

                                            NuVim, Inc.

                                            By: /s/ Richard Kundrat
                                                --------------------------------
                                                Richard Kundrat,
                                                Chief Executive Officer

Confirmed and agreed to:

Paulson Investment Company, Inc.

By:   /s/ Lorraine Maxfield
      ----------------------------

      ________________

      ________________

Date: April 10, 2006

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                                                                       EXHIBIT A

CONFIDENTIAL

                                   NUVIM, INC.
                        PRIVATE PLACEMENT OF COMMON STOCK
                             PRELIMINARY TERM SHEET

--------------------------------------------------------------------------------

I.  THE OFFERING

ISSUER:                      NuVim, Inc.(the "Company"), a Delaware corporation.

ISSUE: Private Placement of Common Stock (the "Blocks") issued to accredited investors only. Each Block shall consist of 100,000 shares of Common Stock.

ISSUE PRICE:                 $20,000 per Block.

ISSUE SIZE:                  A Maximum of $500,000.

PURCHASE AGREEMENT:          The  shares  of  Common  Stock  shall be  purchased
                             pursuant  to  a  Securities   Purchase/Subscription
                             Agreement  which  shall  contain   representations,
                             warranties and covenants and conditions to closing customary for a transaction of this kind.

REGISTRATION REQUIREMENTS:   The Company shall use its best efforts to file with
                             the SEC a registration statement (the "Registration
                             Statement")  for the Common  Stock no later than 30
                             days of the sales of at least 25 Blocks and to have
                             such  Registration   Statement  declared  effective
                             within 75 business days of the Closing Date, if there is no SEC review, and 120 business days if the SEC reviews the filing.

USE OF PROCEEDS:             Working capital.

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EXHIBIT B

                                                    April 10, 2006

Paulson Investment Company, Inc.
811 SW Naito Parkway
Portland, Oregon 97204

Attention:      Chester Paulson
                Trent Davis

Gentlemen:

        In connection with our engagement of Paulson Investment Company, Inc. ("Paulson") as our placement agent, we hereby agree to indemnify and hold harmless Paulson and its affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively the "Indemnified Persons"), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a "Claim"), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken in good faith or omitted, in good faith, to be taken by any Indemnified Person in connection with our engagement of Paulson, or (B) otherwise relate to or arise out of Paulson's good faith activities on our behalf under Paulson's engagement, and we shall reimburse any Indemnified Person for all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. We will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification hereunder. We further agree that no Indemnified Person shall have any liability to us for or in connection with our engagement of Paulson except for any Claim incurred by us as a result of any Indemnified Person's gross negligence or willful misconduct.

        We further agree that we will not, without the prior written consent of Paulson, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person hereunder from any and all liability arising out of such Claim.

        Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify us in writing of such complaint or of such assertion or institution but failure to so notify us shall not relieve us from any obligation we may have hereunder, unless and only to the extent such failure results in the forfeiture by us of substantial rights and defenses. If we so elect or are requested by such Indemnified Person, we will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines and provides written correspondence to us, that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and us, and legal counsel to such Indemnified Person reasonably

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concludes that there may be legal defenses  available to it or other Indemnified
Persons different from or in addition to those available to us, then such Indemnified Person may employ its own separate counsel to represent or defend it in any such Claim and we shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if we fail timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by us therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In any Claim in which we assume the defense, the Indemnified Person shall have the right to participate in such Claim and to retain its own counsel therefor at its own expense.

        Paulson agrees that it will indemnify and hold harmless the Company and each of its directors and officers, against any Loss whatsoever (including, but not limited to, any and all legal fees and other expenses) to which the Company or any such director or officer may be subject solely as a result of statements made in the Private Placement Memorandum based solely upon information supplied by Paulson to the Company in writing or based upon the gross negligence or willful misconduct of Paulson or any of its employees or agents in acting as Placement Agent for the offering and sale hereunder.

        We agree that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not Paulson is the Indemnified Person), we and Paulson shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to us, on the one hand, and Paulson on the other, in connection with Paulson's engagement referred to above, subject to the limitation that in no event shall the amount of Paulson's contribution to such Claim exceed the amount of fees actually received by Paulson from us pursuant to Paulson's engagement. We hereby agree that the relative benefits to us, on the one hand, and Paulson on the other, with respect to Paulson's engagement shall be deemed to be in the same proportion as (a) the total value paid or proposed to be paid or received by us or our stockholders as the case may be, pursuant to the transaction (whether or not consummated) for which you are engaged to render services bears to (b) the fee paid or proposed to be paid to Paulson in connection with such engagement.

        Our indemnity, reimbursement and contribution obligations under this Agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity.

        The validity and interpretation of this agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and to be fully performed therein (excluding the conflicts of laws rules). Each of Paulson and the Company hereby irrevocably submits to the jurisdiction of any court of the State of Oregon, Multnomah County or the United States District Court of Oregon for the purpose of any suit, action or other proceeding arising out of this agreement or the transactions contemplated hereby, which is brought by or against Paulson or the Company and in connection therewith, each of Paulson and the Company (i) hereby irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court, (ii) to the extent that it has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, it hereby waives, to the fullest extent permitted by law, such immunity and (iii) agrees not to commence any action, suit or proceeding relating to this agreement other than in any such court. Each of Paulson and the Company hereby waives and agrees not to assert in any such action, suit or proceeding, to the fullest extent permitted by applicable law, any claim that (a) it is not personally subject to the jurisdiction of any such court, (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its property of (c) any suit, action or proceeding is brought in an inconvenient forum.

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        The provisions of this  Agreement  shall remain in full force and effect following the completion or termination of Paulson's engagement.

                                            Very truly yours,

                                            NuVim, Inc.

                                            By: /s/ Richard Kundrat
                                                --------------------------------
                                                Richard Kundrat,
                                                Chief Executive Officer

Confirmed and agreed to:

Paulson Investment Company, Inc.

By:   /s/ Lorraine Maxfield
      ----------------------------

      ________________

      ________________

Date: April 10, 2006

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